UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment Number 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

Camden National Corporation
(Exact name of registrant as specified in its charter)

Maine	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Camden National Corporation (the “Company”) is filing this Amendment on Form 8-K/A  to the Company’s Current Report filed on May 4, 2011 (the “Original 8-K”) for the sole purpose of disclosing the Company’s decision regarding the frequency of future shareholder non-binding advisory votes on the compensation of the Company’s named executive officers. No other changes have been made to the Original 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

In its Current Report on Form 8-K filed on May 4, 2011, the Company reported the results of voting at the 2011 Annual Meeting of Shareholders. The Shareholders approved, on an advisory basis, every one year as the frequency of an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay vote”).  At its September 27, 2011 meeting, the Company’s Board of Directors considered the outcome of shareholder voting and determined that the say-on-pay vote will occur on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2011

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ DEBORAH A. JORDAN
Deborah A. Jordan
Chief Financial Officer and Principal
Financial & Accounting Officer